As filed with the Securities and Exchange Commission on February 6, 2017

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22593

The Cushing Energy Income Fund

(Exact name of registrant as specified in charter)

8117 Preston Road, Suite 440, Dallas, TX 75225

(Address of principal executive offices) (Zip code)

Jerry V. Swank

8117 Preston Road, Suite 440, Dallas, TX 75225

(Name and address of agent for service)

214-692-6334

(Registrant’s telephone number, including area code)

Date of fiscal year end: November 30, 2016

Date of reporting period: November 30, 2016

Item 1. Reports to Stockholders.

Annual Report

November 30, 2016

THE CUSHING® ENERGY INCOME FUND

Investment Adviser Cushing® Asset Management, LP 8117 Preston Road Suite 440 Dallas, TX 75225 (214) 692-6334 (888)-777-2346 www.cushingcef.com www.cushingasset.com

The Cushing® Energy Income Fund

Shareholder Letter

Dear Fellow Shareholder,

The Cushing® Energy Income Fund (formerly known as the Cushing Royalty & Income Fund) (the “Fund”) generated negative returns for shareholders for the twelve month period ended November 30, 2016 (the “period”). For the period, the Fund delivered a Net Asset Value Total Return (equal to the change in net asset value per share plus the reinvested cash distributions from underlying Fund investments during the period) of -2.77%, versus a total return of 8.06% for the S&P 500® Index (Total Return). The Fund’s Share Price Total Return (equal to the change in net share price per share plus the reinvested cash distributions from underlying Fund investments during the period) was -6.71% for the fiscal period ended November 30, 2016 and differs from the Net Asset Value Total Return due to fluctuations in the discount of share price to NAV. The Fund’s shares traded at a 12.81% discount to NAV as of the end of the period.

Market Review

The broader equity market, as measured by performance of the S&P 500® Index, had a rough start to the fiscal year, but reached new all-time highs by the end of the period. The first quarter of the period saw a nearly 15% draw-down in the domestic equity market as crude oil prices hit a trough, and dollar strength and industrial de-stocking led to earnings and recession concerns for cyclicals. The trough did not last long, though, and the domestic equity market recovered from lows in the first quarter by mid-April. The domestic equity market was then actually quite calm and grinded higher for much of the spring, summer and fall, punctuated by only two brief and ultimately shallow dips resulting from two unexpected events – the UK’s exit vote from the European Union (the so-called “Brexit”) and Donald Trump winning the U.S. presidential election. Domestic equities hit an all-time high at the end of the period. Global economic growth, combined with low crude oil and refined product prices, resulted in an estimated 1.4% global crude oil demand growth as of the end of the period.1

The most significant event that impacted energy companies and midstream master limited partnerships (“MLPs”) held by the Fund during the period was the continued decline of crude oil prices in the first three months of the period and the subsequent recovery in crude oil prices through the remainder of the period. The Organization of Petroleum Exporting Countries (“OPEC”) continued to hold to its position of attempting to maintain market share up until November 2016 when the group made a policy shift to cut back crude oil production in order to reduce global inventories and “stabilize” prices. The early decline and later recovery of crude oil prices during the period was the single most significant driver that affected the Fund’s performance. In particular, the Fund benefited from favorable stock selection and overweight positions in equity securities of integrated energy companies and large and mid-capitalization exploration and production (“E&P”) companies, while maintaining very limited exposure to the Energy Trust and Upstream MLP subsectors.

Fund Performance

The stocks that made the strongest positive contributions to the Fund’s performance during the period were Targa Resources Corp. (NYSE: TRGP) and ONEOK Partners, L.P. (NYSE: OKS). Targa is a natural gas and natural gas liquids gathering and processing company with operations focused in the Texas Gulf Coast region, Mid-Continent, and Permian Basin of Texas. Targa benefited from improving

[1]	U.S. Energy Information Administration, Short-Term Energy Outlook, December 6, 2016

outlook for processing margins and volume growth potential, particularly in the Permian Basin, as well as a consolidating transaction involving its MLP, Targa Resources Partners, L.P. ONEOK is a natural gas and natural gas liquids gathering and processing and transportation MLP with operations in the Williston, Powder River and Permian Basins, as well as the Mid-Continent. ONEOK also benefited from improving crude oil and natural gas liquids prices and an improving outlook for growth potential due to its asset footprint in the SCOOP and STACK resource plays in Oklahoma.

Detractors from the Fund’s performance included positions in Capital Products Partners, L.P. (NASDAQ: CPLP) and Vanguard Natural Resources, L.L.C. (NASDAQ: VNR). Capital Products Partners is an oil, refined products, and chemicals shipping company. Capital Products Partners underperformed due to a deterioration of day rates they charge to transport commodities driven by the decline in energy prices and the company’s subsequent distribution cut. Vanguard underperformed due to low crude oil prices and a further deterioration of its business fundamentals.

We continued to look for stocks with attractive valuations and growth opportunities, as well as those with near-term catalysts. During the period, we added positions in several energy companies with assets focused in the Permian and Williston Basins including Cimarex Energy, Co. (NYSE: XEC), RSP Permian Inc. (NYSE: RSPP), Concho Resources Inc. (NYSE: CXO) and Continental Resources, Inc. (NYSE: CLR). We sold positions in ConocoPhillips (NYSE: COP) and Hess Corp. (NYSE: HES) in favor of other stocks that we believed had greater potential upside.

Changes to Investment Policies

As previously announced, the Fund’s investment strategy was revised during the period to shift the Fund’s investment focus to primarily integrated energy companies, large and mid-capitalization E&P companies and midstream MLPs given the continued challenges and limited investment options in the Upstream MLP and Energy Trust sectors. Effective as of October 1, 2016, under normal market conditions, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in public and private securities of energy companies involved in exploring, developing, producing, transporting, gathering and processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined products or coal; and the Fund will invest no more than 25% of its total assets in securities of energy MLPs that qualify as publicly traded partnerships under the Internal Revenue Code. We exited positions in Variable Distribution MLPs and Canadian energy companies during the period as part of the implementation of this strategy change. Under the modified investment policies, we will invest in a manner intended to allow the Fund to qualify as a regulated investment company (“RIC”) for U.S. federal income tax purposes beginning in the Fund’s 2017 fiscal year. There can be no reassurance that the Fund will qualify as a RIC. The taxation of shareholders with respect to their investment in a RIC can differ from an investment in a C corporation. Shareholders are urged to consult their tax advisor to determine the tax consequences to them of an investment in the Fund. If the Fund qualifies and elects to be treated as a RIC, the Fund will provide additional information with respect to the tax effects of such election and related risks associated with an investment in the Fund in a subsequent report to shareholders.

Leverage

The Fund’s investment strategy focuses on holding core positions in companies with cash flow generating business models and long-term growth prospects. We also work diligently to optimize the use of leverage for additional income and total return potential. This involves leveraging investments when the probabilities of positive total return are deemed to be skewed favorably. As the prices of the Fund’s investments increase or decline, there is a risk that the impact to the Fund’s NAV and total return will be negatively impacted by leverage, but this strategy is designed to have a positive impact over the longer term. At the end of the period, the Fund had a leverage ratio of about 105%, which compares to an average 125% leverage ratio in the prior fiscal year. Leverage was reduced compared with the previous year due to high relative volatility and price declines in the energy sector during the period. Fund performance was negatively impacted by the use of leverage during the period.

Closing

As of the end of the period, the Fund’s assets have been positioned in integrated energy companies, large- and mid-capitalization exploration and production companies, and midstream MLPs, while we have exited essentially all positions in the Upstream MLPs, Energy Trusts and Canadian energy companies given the risks and uncertainties for those sectors and better perceived total return potential in the Fund’s current positions.

Through the downturn in crude oil prices, energy producers, as well as service providers, responded quickly and adjusted to lower prices by slashing costs where possible. At the same time, technological improvements and efficiency gains enabled many energy companies to achieve attractive rates of return even in the lower crude oil price environment. We believe the recent policy shift by OPEC producers to curtail production has the potential to improve the global crude oil supply/demand and reduce global crude oil inventories, which could drive crude oil prices higher over the next few years. Given the Fund’s exposure to crude oil producers with positive returns and growth potential, as well as to some midstream MLPs that could potentially benefit from rising crude oil and natural gas liquids pricing, we feel the Fund is well positioned to participate in what appears to be the early stages of an energy recovery.

We remain focused on oil and gas producing companies with high-quality assets and favorable long-term fundamentals and the potential for attractive total returns. As we written before, we believe the U.S. Energy “Renaissance” can continue in the face of low commodity prices given the resilience of the energy sector that we have witnessed, and are currently seeing again.

We truly appreciate your support and look forward to continuing to help you achieve your investment goals.

Sincerely,

Jerry V. Swank

Chairman, Chief Executive Officer and President

The information in this report is not a complete analysis of every aspect of any market, sector, industry, security or the Fund itself. Statements of fact are from sources considered reliable, but the Fund makes no representation or warranty as to their completeness or accuracy. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. Please refer to the Schedule of Investments for a complete list of Fund holdings.

Past performance does not guarantee future results. Investment return, net asset value and common share market price will fluctuate so that you may have a gain or loss when you sell shares. Since the Fund is a closed-end management investment company, shares of the Fund may trade at a discount or premium from net asset value. This characteristic is separate and distinct from the risk that net asset value could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Fund cannot predict whether shares will trade at, above or below net asset value. The Fund should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

An investment in the Fund involves risks. Leverage creates risks which may adversely affect returns, including the likelihood of greater volatility of net asset value and market price of the Fund’s common shares. The Fund is nondiversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund will invest in energy companies, including Master Limited Partnerships (MLPs), which concentrate investments in the natural resources sector. Energy companies are subject to certain risks, including, but not limited to the following: fluctuations in the prices of commodities; the highly cyclical nature of the natural resources sector may adversely affect the earnings or operating cash flows of the companies in which the Fund will invest; a significant decrease in the production of energy commodities could reduce the revenue, operating income, operating cash flows of MLPs and other natural resources sector companies and, therefore, their ability to make distributions or pay dividends and a sustained decline in demand for energy commodities could adversely affect the revenues and cash flows of energy companies. Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including tax risks; the limited ability to elect or remove management or the general partner or managing member; limited voting rights and conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand. Damage to facilities and infrastructure of MLPs may significantly affect the value of an investment and may incur environmental costs and liabilities due to the nature of their business. Investors in MLP funds incur management fees from underlying MLP investments. Small- and mid-cap stocks are often more volatile and less liquid than large-cap stocks. Smaller companies generally face higher risks due to their limited product lines, markets, and financial resources. Funds that invest in bonds are subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner. High yield securities have speculative characteristics and present a greater risk of loss than higher quality debt securities. These securities can also be subject to greater price volatility.

An investment in the Fund will involve tax risks, including, but not limited to: The portion, if any, of a distribution received by the Fund as the holder of an MLP equity security that is offset by the MLP’s tax deductions or losses generally will be treated as a return of capital to the extent of the Fund’s tax basis in the MLP equity security, which will cause income or gain to be higher, or losses to be lower, upon the sale of the MLP security by the Fund. Changes in tax laws, regulations or interpretations of those laws or regulations in the future could adversely affect the Fund or the energy companies in which the Fund will invest.

The Fund incurs operating expenses, including advisory fees, as well as leverage costs. Investment returns for the Fund are shown net of fees and expenses.

The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The index does not include fees or expenses. It is not possible to invest directly in an index.

The Cushing® Energy Income Fund

Allocation of Portfolio Assets(1) (Unaudited)

November 30, 2016

(Expressed as a Percentage of Total Investments)

(1)	Fund holdings and sector allocations are subject to change and there is no assurance that the Fund will continue to hold any particular security.
(2)	Common Stock
(3)	Master Limited Partnerships and Related Companies
(4)	Preferred Stock
(5)	Senior Notes

The Cushing® Energy Income Fund

Key Financial Data (Supplemental Unaudited Information)

The Information presented below regarding Distributable Cash Flow is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. Supplemental non-GAAP measures should be read in conjunctions with our full financial statements.

	Fiscal Year Ended 11/30/16	Fiscal Year Ended 11/30/15	Fiscal Year Ended 11/30/14(b)	Fiscal Year Ended 11/30/13(b)	Period from February 28, 2012(a) through November 30, 2012(b)
FINANCIAL DATA
Total income from investments
Distributions and dividends received, net of foreign taxes withheld	$1,450,651	$6,668,128	$20,137,951	$18,179,680	$15,020,054
Interest income & other	$198,693	$233,189	$248,155	$246,588	$136,981

Total income from investments	$1,649,344	$6,901,317	$20,386,106	$18,426,268	$15,157,035
Adviser fee and operating expenses
Adviser fees, less expenses waived by Adviser	$297,700	$1,167,043	$3,608,273	$3,062,040	$2,165,708
Operating expenses (c)	495,554	680,843	569,207	511,443	590,559
Interest and dividends	56,975	176,588	477,428	251,082	172,350

Total Adviser fees and operating expenses	$850,229	$2,024,474	$4,654,908	$3,824,565	$2,928,617
Distributable Cash Flow (DCF) (d)	$799,115	$4,876,843	$15,731,198	$14,601,703	$12,228,418
Distributions paid on common stock	$2,322,530	$11,975,033	$20,646,253	$19,185,340	$9,553,051
Distributions paid on common stock per share	$0.94	$4.67	$10.00	$10.00	$5.00
Distribution Coverage Ratio
Before Adviser fee and operating expenses	0.7 x	0.6 x	1.0 x	1.0 x	1.6 x
After Adviser fee and operating expenses	0.3 x	0.4 x	0.8 x	0.8 x	1.3 x
OTHER FUND DATA (end of period)
Total Assets, end of period	29,993,789	41,412,974	209,195,895	212,536,830	214,585,962
Unrealized appreciation (depreciation), net of income taxes	(62,316,995)	(101,802,130)	(47,092,530)	7,596,847	(1,326,035)
Short-term borrowings	1,970,250	9,184,883	51,090,203	34,300,000	20,300,000
Short-term borrowings as a percent of total assets	7%	22%	24%	16%	9%
Net Assets, end of period	27,823,246	32,012,223	150,707,060	177,824,489	193,829,931
Net Asset Value per common share	$11.24	$12.93	$61.05	$92.15	$101.35
Market Value per share	$9.80	$11.75	$72.20	$86.00	$100.20
Market Capitalization	$24,254,892	$29,081,121	$178,296,716	$165,955,129	$191,673,903
Shares Outstanding	2,474,989	2,474,989	2,469,484	1,929,711	1,912,913

(a)	Commencement of operations

(b)	Per share data adjusted for 1:5 reverse stock split completed as of September 14, 2015.

(c)	Excludes expenses related to capital raising

(d)	“Net Investment Loss” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow: increased by the return of capital on MLP and Energy Trusts distributions.

The Cushing® Energy Income Fund

Schedule of Investments	November 30, 2016

COMMON STOCK — 67.0%	Shares	Fair Value
Exploration & Production — 63.5%
France — 5.4%
Total S.A.	31,700	$1,510,822
Netherlands — 7.1%
Royal Dutch Shell Plc(1)	38,500	1,967,350
Norway — 5.5%
Statoil ASA(1)	88,300	1,536,420
United Kingdom — 6.1%
BP Plc(1)	48,564	1,700,226
United States — 39.4%
Anadarko Petroleum Corporation(1)	13,500	933,525
Chevron Corporation(1)	14,000	1,561,840
Devon Energy Corporation(1)	22,532	1,088,971
EOG Resources, Inc.	11,338	1,162,372
Exxon Mobil Corporation(1)	17,600	1,536,480
Noble Energy, Inc.(1)	17,000	648,720
Occidental Petroleum Corporation(1)	25,300	1,805,408
Pioneer Natural Resource Company(1)	7,058	1,348,360
RSP Permian, Inc.(2)	10,000	446,500
Synergy Resources Corporation(2)	45,000	427,050

		17,674,044

General Partners — 3.5%
United States — 3.5%
Targa Resources Corporation	18,476	984,586

Total Common Stocks (Cost $17,766,355)		$18,658,630

MLP INVESTMENTS AND RELATED COMPANIES — 27.8%
Crude Oil & Refined Products — 2.7%
United States — 2.7%
NuStar Energy, L.P.	15,900	$759,066

Large Cap Diversified — 7.7%
United States — 7.7%
Energy Transfer Partners, L.P.(1)	22,388	786,266
ONEOK Partners, L.P.	15,500	647,900
Williams Partners, L.P.(1)	19,500	711,750

		2,145,916

Natural Gas Gatherers & Processors — 4.5%
United States — 4.5%
American Midstream Partners, L.P.	21,000	309,750
DCP Midstream Partners, L.P.	9,000	311,670
EnLink Midstream Partners, L.P.	35,000	613,200

		1,234,620

Propane — 3.1%
United States — 3.1%
NGL Energy Partners, L.P.(1)	46,943	870,793

See Accompanying Notes to the Financial Statements.

The Cushing® Energy Income Fund

Schedule of Investments	November 30, 2016 — (Continued)

MLP INVESTMENTS AND RELATED COMPANIES — (continued)	Shares	Fair Value
Shipping — 7.7%
Republic of the Marshall Islands — 7.7%
GasLog Partners, L.P.	48,000	$976,800
Golar LNG Partners, L.P.	52,000	1,158,560

		2,135,360

Upstream — 2.1%
United States — 2.1%
Dorchester Minerals, L.P.(1)	18,223	303,413
Mid-Con Energy Partners, L.P.(3)	116,279	277,907

		581,320

Total MLP Investments and Related Companies (Cost $8,116,134)		$7,727,075

PREFERRED STOCK — 1.8%
Large Cap Diversified — 1.8%
United States — 1.8%
Kinder Morgan, Inc.	10,000	$491,600

Total Preferred Stock (Cost $463,802)		$491,600

FIXED INCOME — 9.8%
Exploration & Production — 9.8%
United States — 9.8%
Continental Resources, Inc., 3.800%, due 06/01/2024	500,000	$465,000
Range Resources Corp., 5.000%, due 03/15/2023(4)	500,000	481,250
SM Energy Company, 6.125%, due 11/15/2022	500,000	503,750

		1,450,000

Upstream — 4.6%
United States — 4.6%
EV Energy Partners, L.P., 8.000%, due 04/15/2019	2,000,000	1,287,500

Total Fixed Income (Cost $3,232,883)		$2,737,500

SHORT-TERM INVESTMENTS — INVESTMENT COMPANIES — 0.2%
United States — 0.2%
Fidelity Government Portfolio Fund — Institutional Class, 0.01%(5)	3,073	$3,073
First American Prime Obligations Fund — Class Z, 0.01%(5)	49,019	49,019
Morgan Stanley Institutional Liquidity Funds — Government Portfolio, 0.27%(5)	3,072	3,072
STIT-Government & Agency Portfolio, 0.28%(5)	3,072	3,072

Total Short-Term Investments — Investment Companies (Cost $58,236)		$58,236

TOTAL INVESTMENTS — 106.6% (Cost $29,637,410)		$29,673,041
Liabilities in Excess of Other Assets — (6.6%)		(1,849,795)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS — 100.0%		$27,823,246

(1)	All or a portion of these securities are held as collateral pursuant to the loan agreements.

(2)	No distribution or dividend was made during the period ended November 30, 2016. As such, it is classified as a non-income producing security as of November 30, 2016.

(3)

Restricted security. Fair valued by the Adviser using the Fund’s valuation procedures and subsequently ratified by the Board of Trustees. The position was acquired on August 11, 2016 at $250,000 and the fair value accounted for 1.00% of the Fund’s net assets at November 30, 2016.

(4)

Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” These securities have been deemed to be liquid by the Fund’s adviser under the supervision of the Board of Directors. As of November 30, 2016, the value of these investments was $481,250, or 1.73% of total net assets.

(5)	Rate reported is the current yield as of November 30, 2016.

See Accompanying Notes to the Financial Statements.

The Cushing® Energy Income Fund

Statement of Assets & Liabilities

November 30, 2016

November 30, 2016
Assets
Investments, at fair value (cost $29,637,410)	$29,673,041
Cash	150
Distributions and dividends receivable	114,374
Interest receivable	36,732
Prepaid expenses and other receivables	169,492

Total assets	29,993,789

Liabilities
Payable to Adviser, net of waiver	23,994
Distributions and dividends payable	3,234
Short-term borrowings	1,970,250
Accrued expenses and other liabilities	173,065

Total liabilities	2,170,543

Net assets applicable to common stockholders	$27,823,246

Components of Net Assets
Capital stock, $0.001 par value; 2,474,989 shares issued and outstanding (unlimited shares authorized)	$2,475
Additional paid-in capital	218,088,542
Accumulated undistributed net investment income, net of income taxes	353,091
Accumulated realized loss, net of income taxes	(128,303,867)
Net unrealized depreciation on investments, net of income taxes	(62,316,995)

Net assets applicable to common stockholders	$27,823,246

Net asset value per common share outstanding (net assets applicable to common shares divided by common shares outstanding)	$11.24

See Accompanying Notes to the Financial Statements.

The Cushing® Energy Income Fund

Statement of Operations

Fiscal Year Ended November 30, 2016

Investment Income
Distributions and dividends received, net of foreign taxes withheld of $29,241	$1,450,651
Less: return of capital on distributions	(1,129,498)

Distribution and dividend income	321,153
Interest income	198,693

Total Investment Income	519,846

Expenses
Adviser fees	409,338
Professional fees	124,877
Franchise tax expense	90,863
Administrator fees	81,687
Registration fees	72,992
Reports to stockholders	39,811
Trustees’ fees	26,840
Custodian fees and expenses	21,870
Transfer agent fees	17,217
Insurance expense	12,240
Fund accounting fees	1,985
Other expenses	5,172

Total Expenses before Interest Expense	904,892

Interest expense	56,975

Total Expenses	961,867
Less: expenses waived by Adviser	(111,638)

Net Expenses	850,229

Net Investment Loss	(330,383)

Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments	(41,081,841)
Net realized gain on options	60,642
Net change in unrealized appreciation of investments	39,485,135

Net Realized and Unrealized Loss on Investments	(1,536,064)

Net Decrease in Net Assets Applicable to Common Stockholders Resulting from Operations	$(1,866,447)

See Accompanying Notes to the Financial Statements.

The Cushing® Energy Income Fund

Statements of Changes in Net Assets

	Fiscal Year Ended November 30, 2016	Fiscal Year Ended November 30, 2015
Operations
Net investment loss	$(330,383)	$(402,955)
Net realized loss on investments	(41,021,199)	(51,793,825)
Net change in unrealized appreciation (depreciation) of investments	39,485,135	(54,709,600)

Net decrease in net assets applicable to common stockholders resulting from operations	(1,866,447)	(106,906,380)

Distributions and Dividends to Common Stockholders
Net investment income	—	—
Return of capital	(2,322,530)	(11,975,033)

Total distributions and dividends to common stockholders	(2,322,530)	(11,975,033)

Capital Share Transactions
Issuance of 0 and 21,929 common shares from reinvestment of distributions and dividends to stockholders, respectively	—	186,576

Net increase in net assets applicable to common stockholders from capital share transactions	—	186,576

Total decrease in net assets applicable to common stockholders	(4,188,977)	(118,694,837)
Net Assets
Beginning of fiscal year	32,012,223	150,707,060

End of fiscal year	$27,823,246	$32,012,223

Accumulated undistributed net investment income at the end of the fiscal year, net of income taxes	$353,091	$683,474

See Accompanying Notes to the Financial Statements.

The Cushing® Energy Income Fund

Statement of Cash Flows

Fiscal Year Ended November 30, 2016

Operating Activities
Decrease in Net Assets Applicable to Common Stockholders Resulting from Operations	$(1,866,447)
Adjustments to reconcile decrease in net assets applicable to common stockholders to net cash provided by operating activities
Net change in unrealized appreciation of investments	(39,484,189)
Purchases of investments	(14,398,201)
Proceeds from sales of investments	20,956,303
Purchases of option transactions, net	1,428,213
Return of capital on distributions	1,129,498
Net realized loss on sales of investments	41,020,223
Purchases of short-term investments, net	(10,464)
Net accretion/amortization of senior notes’ premiums/discounts	3,423
Changes in operating assets and liabilities
Receivable for investments sold	431,087
Deferred tax asset	335,822
Interest receivable	(6,193)
Distributions and dividends receivable	16,168
Prepaid expenses and other receivables	(2,355)
Payable to Adviser, net of waiver	(31,763)
Distributions and dividends payable	(5,588)
Payable to Trustees	(21,525)
Accrued expenses and other liabilities	43,301

Net cash provided by operating activities	9,537,313

Financing Activities
Proceeds from borrowing facility	4,000,250
Repayment of borrowing facility	(11,214,883)
Distributions and dividends paid to common stockholders	(2,322,530)

Net cash used in financing activities	(9,537,163)

Increase in Cash and Cash Equivalents	150

Cash and Cash Equivalents:
Beginning of fiscal year	—

End of fiscal year	$150

Supplemental Disclosure of Cash Flow and Non-Cash Information
Interest Paid	$56,975

See Accompanying Notes to the Financial Statements.

The Cushing® Energy Income Fund

Financial Highlights

	Fiscal Year Ended November 30, 2016	Fiscal Year Ended November 30, 2015	Fiscal Year Ended November 30, 2014(2)	Fiscal Year Ended November 30, 2013(2)	Period from February 28, 2012(1) through November 30, 2012(2)
Per Common Share Data(3)
Net Asset Value, beginning of period	$12.93	$72.20	$92.15	$101.35	$—
Public offering price	—	—	—	—	125.00
Underwriting discounts and offering costs on issuance of common shares	—	—	—	—	(5.85)
Income from Investment Operations:
Net investment income (loss)	(0.13)	0.24	(0.25)	—	0.70
Net realized and unrealized gain (loss) on investments	(0.62)	(54.84)	(20.85)	0.80	(13.50)

Total increase (decrease) from investment operations	(0.75)	(54.60)	(21.10)	0.80	(12.80)

Less Distributions and Dividends to Common Stockholders:
Net investment income	—	—	—	—	—
Return of capital	(0.94)	(4.67)	(10.00)	(10.00)	(5.00)

Total distributions and dividends to common stockholders	(0.94)	(4.67)	(10.00)	(10.00)	(5.00)

Net Asset Value, end of period	$11.24	$12.93	$61.05	$92.15	$101.35

Per common share fair value, end of period	$9.80	$11.75	$72.20	$86.00	$100.20

Total Investment Return Based on Fair Value(5)	(6.71)%	(80.59)%	(6.32)%	(4.61)%	(16.21	)%(4)

See Accompanying Notes to the Financial Statements.

The Cushing® Energy Income Fund

Financial Highlights — (Continued)

	Fiscal Year Ended November 30, 2016	Fiscal Year Ended November 30, 2015	Fiscal Year Ended November 30, 2014(2)	Fiscal Year Ended November 30, 2013(2)	Period from February 28, 2012(1) through November 30, 2012(2)
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$27,823	$32,012	$150,707	$177,824	$193,830
Ratio of expenses (including current and deferred income tax (benefit) expense) to average net assets after waiver(6) (7) (8) (9)	3.48%	34.22%	(0.90)%	2.41%	(7.59)%
Ratio of net investment income (loss) to average net assets before waiver(6) (7) (10)	(1.81)%	(0.88)%	(1.74)%	(0.01)%	1.08%
Ratio of net investment income (loss) to average net assets after waiver(6) (7) (10)	(1.35)%	(0.88)%	(1.74)%	0.06%	1.36%
Ratio of net investment income (loss) to average net assets after current and deferred income tax benefit (expense), before waiver(6) (7)	(1.81)%	(32.00)%	1.55%	(0.34)%	10.59%
Ratio of net investment income (loss) to average net assets after current and deferred income tax benefit (expense), after waiver(6) (7)	(1.35)%	(32.00)%	1.55%	(0.27)%	10.87%
Portfolio turnover rate	53.44%	68.52%	92.99%	94.34%	65.18	%(11)

(1)	Commencement of operations.

(2)	Per share data adjusted for 1:5 reverse stock split completed as of September 14, 2015.

(3)	Information presented relates to a share of common stock outstanding for the entire period.

(4)

Not annualized. Total investment return is calculated assuming a purchase of common stock at the initial public offering price and a sale at the closing price on the last day of the period reported. The calculation also assumes reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(5)

Not annualized. The calculation also assumes reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(6)	Annualized for periods less than one full year.

(7)	For the fiscal year ended November 30, 2016, the Fund accrued $0 in net current and deferred tax.

For the fiscal year ended November 30, 2015, the Fund accrued $20,361,865 in net current and deferred tax benefit.

For the fiscal year ended November 30, 2014, the Fund accrued $6,404,467 in net current and deferred tax benefit.

For the fiscal year ended November 30, 2013, the Fund accrued $598,878 in net current and deferred tax expense.

For the period from February 28, 2012 through November 30, 2012, the Fund accrued $14,543,023 in net current and deferred income tax benefit.

(8)

The ratio of expenses (including current and deferred income tax (benefit) expense) to average net assets before waiver was 3.94%, 34.22%, (0.90)%, 2.48% and (7.31)% for the fiscal years ended November 30, 2016, 2015, 2014, and 2013 and period from February 28, 2012 through November 30, 2012, respectively.

(9)

The ratio of expenses (excluding current and deferred income tax benefit (expense)) to average net assets before waiver was 3.94%, 3.10%, 2.39%, 2.15% and 2.20% for the fiscal years ended November 30, 2016, 2015, 2014, and 2013 and period from February 28, 2012 through November 30, 2012, respectively. The ratio of expenses (excluding current and deferred income tax expense) to average net assets after waiver was 3.48%, 3.10%, 2.39%, 2.08% and 1.92% for fiscal years ended November 30, 2016, 2015, 2014, and 2013 and period from February 28, 2012 through November 30, 2012, respectively.

(10)	This ratio excludes current and deferred income tax benefit/expense on net investment income.

(11)	Not annualized.

See Accompanying Notes to the Financial Statements.

The Cushing® Energy Income Fund

Notes to Financial Statements

November 30, 2016

1.    Organization

The Cushing® Energy Income Fund, formerly known as The Cushing® Royalty & Income Fund (the “Fund”), was formed as a Delaware statutory trust on July 18, 2011, and is a non-diversified, closed-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is managed by Cushing® Asset Management, LP (the “Adviser”). The Fund’s investment objective is to seek a high total return with an emphasis on current income. The Fund commenced operations on February 28, 2012. The Fund’s shares are listed on the New York Stock Exchange under the symbol “SRF.”

During the fiscal year ended November 30, 2015, shares of the Fund were adjusted to reflect a reverse stock split. The effect of the reverse stock split was to reduce the number of shares outstanding while maintaining the Fund’s and each shareholder’s aggregate net asset value. A summary of the reverse stock split is as follows:

Date	Rate	Net Asset Value Before Reverse Split	Net Asset Value After Reverse Split	Shares Outstanding Before Reverse Split	Shares Outstanding After Reverse Split
September 14, 2015	1:5	$3.47	$17.34	12,367,947	2,473,589

2.    Significant Accounting Policies

A.  Use of Estimates

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946, Financial Services — Investment Companies, which is part of U.S. Generally Accepted Accounting Principles (“U.S. GAAP”).

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B.  Investment Valuation

The Fund uses the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Fund’s Board of Trustees (“Board of Trustees”) from time to time. The valuation of the portfolio securities of the Fund currently includes the following processes:

(i)  The market value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded except those listed on the NASDAQ Global Market®, NASDAQ Global Select Market® and the NASDAQ Capital Market® exchanges (collectively, “NASDAQ”). Securities traded on NASDAQ will be valued at the NASDAQ official closing price. If no sale is reported on that date, the closing price from the prior day may be used.

(ii)  Listed options on debt securities are valued at the last sale price, or if there are no trades for the day, the mean of the bid price and the ask price. Unlisted options on debt or equity securities are valued based upon their composite bid prices if held long, or their composite ask prices if held short. Futures are valued at the settlement price. Premiums for the sale of options written by the Fund will be included in the assets of the Fund, and the market value of such options will be included as a liability.

(iii)  The Fund’s non-marketable investments will generally be valued in such manner as the Adviser determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board of Trustees. The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board of Trustees.

The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount, if any, is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short positions. Subsequent fluctuations in market prices of securities sold short may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized under the termination of a short sale. The Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. The Fund is liable for any distributions and dividends (collectively referred to as “Distributions”) paid on securities sold short and such amounts, if any, would be reflected as a Distribution expense in the Statement of Operations. The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer. The Fund also will be required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the fair value of the securities sold short. The Fund did not hold any securities sold short as of November 30, 2016.

C.  Security Transactions, Investment Income and Expenses

Security transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on an accrual basis, including amortization of premiums and accretion of discounts. Distributions are recorded on the ex-dividend date. Distributions received from the Fund’s investments in energy-related U.S. royalty trusts and Canadian royalty trusts and exploration and production companies (collectively, “Energy Trusts”) and master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the Energy Trusts or MLPs. The Fund records investment income on the ex-date of the Distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the Distribution income received. Such estimates are based on historical information available from each Energy Trust, MLP and other industry sources. These estimates may subsequently be revised based on information received from Energy Trusts or MLPs after their tax reporting periods are concluded, as the actual character of these Distributions is not known until after the fiscal year end of the Fund.

The Fund estimates the allocation of investment income and return of capital for the Distributions received from its portfolio investments within the Statement of Operations. For the fiscal year ended November 30, 2016, the Fund has estimated approximately 78% of the Distributions received from its portfolio investments to be return of capital.

During the fiscal year ended November 30, 2016, the Fund reallocated the amount of 2015 investment income and return of capital it recognized based on 2015 tax reporting information received from investments. The reclassification amounted to a decrease of net investment income of $286,279 (or -$0.12 net asset value per share), an increase of $273,607 in realized gain/loss on investments (or +$0.11 net asset value per share), and an increase of $12,672 in unrealized appreciation/depreciation on investments (or +$0.01 net asset value per share). As of November 30, 2016, there was no net impact to the net asset value per share.

Expenses are recorded on an accrual basis.

D.  Distributions to Stockholders

Distributions to common stockholders are recorded on the ex-dividend date. The character of Distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For the fiscal year ended November 30, 2016, the Fund’s Distributions were expected to be comprised of 100% return of capital.

E.  Federal Income Taxation

The Fund, currently taxed as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35%. The Fund may be subject to a 20% federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.

Prior to October 1, 2016, the Fund invested its assets primarily in Energy Trusts, MLPs and other energy companies.

U.S. royalty trusts are generally not subject to U.S. federal corporate income taxation at the trust or entity level. Instead, each unitholder of the U.S. royalty trust is required to take into account its share of all items of the U.S. royalty trust’s income, gain, loss, deduction and expense. It is possible that the Fund’s share of taxable income from a U.S. royalty trust may exceed the cash actually distributed to it from the U.S. royalty trust in a given year. In such a case, the Fund will have less after-tax cash available for distribution to shareholders.

Canadian royalty trusts are taxed as regular Canadian corporations and are now subject to “double taxation” at both the corporate level and on the income distributed to investors.

MLPs are generally treated as partnerships for federal income tax purposes. As a limited partner in MLPs, the Fund reports its allocable share of each MLP’s taxable income in computing its own taxable income.

The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

The Fund recognizes in the financial statements the impact of a tax position, if that position is more-likely-than-not to be sustained on examination by the taxing authorities, based on the technical merits of the position. Tax benefits resulting from such a position are measured as the amount that has a greater than fifty percent likelihood on a cumulative basis to be sustained on examination.

F.  Cash and Cash Equivalents

The Fund considers all highly liquid investments purchased with initial maturity equal to or less than three months to be cash equivalents.

G.  Cash Flow Information

The Fund makes Distributions from investments, which include the amount received as cash distributions from Energy Trusts, MLPs, common stock dividends and interest payments. These activities are reported in the Statement of Changes in Net Assets, and additional information on cash receipts and payments is presented in the Statement of Cash Flows.

H.  Indemnification

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under such indemnification arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I.  Derivative Financial Instruments

The Fund provides disclosure regarding derivatives and hedging activity to allow investors to understand how and why the Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Fund’s results of operations and financial position.

The Fund occasionally purchases and sells (“writes”) put and call equity options as a source of potential protection against a broad market decline. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Options are settled for cash.

Purchased Options — Premiums paid by the Fund for purchased options are included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the fair value of the option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. If the option is allowed to expire, the Fund will lose the entire premium paid and record a realized loss for the premium amount. Premiums paid for purchased options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain/loss or cost basis of the security.

Written Options — Premiums received by the Fund for written options are included in the Statement of Assets and Liabilities. The amount of the liability is adjusted daily to reflect the fair value of the written option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. Premiums received from written options that expire are treated as realized gains. The Fund records a realized gain or loss on written options based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Put options written subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

There were no transactions in purchased options during the fiscal year ended November 30, 2016.

Transactions in written options contracts for the period ended November 30, 2016, were as follows:

	Contracts	Premiums
Outstanding at November 30, 2015	—	$—
Options written	2,050	73,943
Options covered	—	—
Options exercised	(350)	(13,301)
Options expired	(1,700)	(60,642)

Outstanding at November 30, 2016	—	—

The average monthly fair value of written options during the period ended November 30, 2016 was $1,596.

The effect of derivative instruments on the Statement of Operations for the fiscal year ended November 30, 2016:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under ASC 815	Purchased Options	Written Options	Total
Equity Contracts	$—	$60,642	$60,642

Amount of Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under ASC 815	Purchased Options	Written Options	Total
Equity Contracts	$—	$—	$—

3.    Concentrations of Risk

The Fund, under normal market conditions, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in a portfolio of energy companies involved in exploring, developing, producing, transporting, gathering and processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined products or coal. Therefore, the Fund may be subject to more risks than if they were more broadly diversified over numerous industries and sectors of the economy. General changes in market sentiment towards companies in the sectors in which they invest may adversely affect the Fund, and the performance of such sectors may lag behind the broader market as a whole.

The Fund is also subject to MLP structure risk. Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks, (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.

4.    Agreements and Related Party Transactions

The Fund has entered into an Investment Management Agreement with the Adviser (the “Agreement”). Under the terms of the Agreement, the Fund will pay the Advisor a fee, payable at the end of each calendar month, at an annual rate equal to 1.50% of the average weekly value of the Fund’s Managed Assets during such month for the services and facilities provided by the Adviser to the Fund. The Fund’s Board of Trustees approved a waiver of the advisory fees to the Adviser in the amount of 0.50% of the Fund’s Managed Assets through February 1, 2017. The Adviser earned $409,338 and waived $111,638 in advisory fees for the fiscal year ended November 30, 2016. The Adviser will not recoup any of the waived expenses from the Fund.

The Fund has engaged U.S. Bancorp Fund Services, LLC to serve as the Fund’s administrator. The Fund pays the administrator a monthly fee computed at an annual rate of 0.09% of the first $100,000,000 of the Fund’s average daily net assets, 0.07% on the next $200,000,000 of average daily net assets and 0.04% on the balance of the Fund’s average daily net assets, with a minimum annual fee of $70,000.

U.S. Bancorp Fund Services, LLC serves as the Fund’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Fund’s custodian. The Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s average daily market value, with a minimum annual fee of $4,800.

Fees paid to trustees for their services to the Fund are reflected as Trustees’ fees on the Statement of Operations.

5.    Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Fund’s deferred tax assets and liabilities as of November 30, 2016, were as follows:

Deferred tax assets:
Net operating loss carryforward	$5,711,630
Capital loss carryforward	65,352,292
Net unrealized depreciation on investments	560,135

Total deferred tax assets before valuation allowance	71,624,057
Valuation allowance	(71,624,057)

Total deferred tax assets after valuation allowance	—
Less: deferred tax liabilities	—

Net deferred tax asset	$—

As of November 30, 2016, a valuation allowance of $71,624,057 was deemed necessary, as the Fund does not believe that there is an ability to realize this portion of the deferred tax asset through future taxable income.

The net operating loss carryforward and capital loss carryforward are available to offset future taxable income. The Fund had the following net operating loss and capital loss amounts:

Fiscal Year Ended Net Operating Loss	Amount	Expiration
November 30, 2014	$7,000,090	November 30, 2034
November 30, 2015	5,195,359	November 30, 2035
November 30, 2016	3,345,894	November 30, 2036

	$15,541,343

Fiscal Year Ended Capital Loss	Amount	Expiration
November 30, 2012	$28,180,011	November 30, 2017
November 30, 2013	19,448,025	November 30, 2018
November 30, 2014	2,443,001	November 30, 2019
November 30, 2015	89,036,198	November 30, 2020
November 30, 2016	38,707,978	November 30, 2021

	$177,815,213

For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. Net operating losses may be carried forward for 20 years or back 2 years, and capital losses may be carried forward for 5 years.

Total income tax benefit (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment income and realized and unrealized gains (losses) on investments before taxes for the fiscal year ended November 30, 2016, as follows:

Income tax expense (benefit) at the federal statutory rate of 35%	$(682,499)
State income tax expense (benefit), net of federal benefit	(43,226)
Foreign taxes withheld	29,241
Tax expense (benefit) on permanent items	(59,844)
Change in valuation allowance	756,328

Total tax expense (benefit)	$—

At November 30, 2016, the tax cost basis of investments was $29,405,196 and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,082,695
Gross unrealized depreciation	(1,814,850)

Net unrealized appreciation	$267,845

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. All tax years since commencement of operations remain subject to examination by the tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably expected that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

6.    Fair Value Measurements

Various inputs that are used in determining the fair value of the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three broad levels listed below.

		Fair Value Measurements at Reporting Date Using
Description	Fair Value as of November 30, 2016	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets
Equity Securities
Common Stock(a)	$18,658,630	$18,658,630	$—	$—
Master Limited Partnerships and Related Companies(a)	7,727,075	7,449,168	277,907	—
Preferred Stock(a)	491,600	491,600	—	—

Total Equity Securities	26,877,305	26,599,398	277,907	—

Notes
Senior Notes(a)	2,737,500	—	2,737,500	—

Total Notes	2,737,500	—	2,737,500	—

Other
Short-Term Investments — Investment Companies(a)	58,236	58,236	—	—

Total Other	58,236	58,236	—	—

Total	$29,673,041	$26,657,634	$3,015,407	$—

(a)	All other industry classifications are identified in the Schedule of Investments. The Fund did not hold Level 3 investments at any time during the fiscal year ended November 30, 2016.

Transfers into and out of each level are measured at fair value as of the end of the period. There were no transfers between any levels during the fiscal year ended November 30, 2016.

7.    Investment Transactions

For the fiscal year ended November 30, 2016, the Fund purchased (at cost) and sold securities (proceeds) in the amount of $14,398,201 and $20,956,303 (excluding short-term securities), respectively. The Fund sold covered options (proceeds) in the amount of $1,354,270. The Fund sold written options (proceeds) in the amount of $73,943.

8.    Common Stock

The Fund had unlimited shares of capital stock authorized and 2,474,989 shares outstanding as of November 30, 2016. Transactions in common stock for the fiscal years ended November 30, 2015 and 2016 were as follows:

Shares at November 30, 2014	12,347,418
Shares reduction due to reverse stock split	(9,894,358)
Shares issued through reinvestment of distributions	21,929

Shares at November 30, 2015 and 2016	2,474,989

9.    Borrowing Facilities

The Fund maintains a margin account arrangement with Credit Suisse. The interest rate charged on margin borrowing is tied to the cost of funds for Credit Suisse (which is LIBOR plus 1.20%). Proceeds from the margin account arrangement are used to execute the Fund’s investment objective.

The average principal balance and interest rate for the period during which the credit facilities were utilized during the fiscal year ended November 30, 2016 was approximately $2,987,000 and 1.91% respectively. At November 30, 2016, the principal balance outstanding was $1,970,250.

10.    Subsequent Events

Subsequent to November 30, 2016, the Fund declared monthly distributions to common stockholders in the amount of $0.040 per share per month, payable on December 30, 2016 and January 31, 2017, to stockholders of record on December 19, 2016 and January 20, 2017, respectively.

The Fund is treated as a regular corporation, or a “C” corporation, for U.S. federal income tax purposes and, as a result, unlike most investment companies, is subject to corporate income tax to the extent the Fund recognizes taxable income. As a result of the modifications to the Fund’s investment policies and strategy described in the Additional Information section, the Fund intends to manage its portfolio in a manner intended to allow the Fund to qualify and elect to be treated as a regulated investment company (“RIC”) for U.S. federal income tax purposes beginning in the Fund’s fiscal year ending November 30, 2017. In order to qualify as a RIC, the Fund must, among other things, satisfy income, asset diversification and distribution requirements. There can be no assurance that the Fund will qualify as a RIC. Until the Fund elects and qualifies to be treated as a RIC, the Fund will continue to be treated a C Corporation for U.S. federal income tax purposes. If the Fund qualifies and elects to be treated as a RIC, the Fund would be subject to tax on any net unrealized appreciation as of the last day the Fund was taxable as a C corporation. Also, the Fund would be required to distribute any earnings and profits accumulated as of the last day the Fund was taxable as a C corporation. Shareholders are urged to consult their own tax advisors to determine the tax consequences to them of an investment in the Fund.

The Cushing® Energy Income Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The Cushing Energy Income Fund

We have audited the accompanying statement of assets and liabilities of The Cushing Energy Income Fund (the Fund), including the schedule of investments, as of November 30, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Cushing Energy Income Fund at November 30, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

January 27, 2017

The Cushing® Energy Income Fund

Trustees and Executive Officers (Unaudited)

November 30, 2016

Set forth below is information with respect to each of the Trustees and executive officers of the Trust, including their principal occupations during the past five years. The business address of the Fund, its Trustees and executive officers is 8117 Preston Road, Suite 440, Dallas, Texas 75225.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Brian R. Bruce (1955)	Trustee and Chairman of the Audit Committee	Trustee since 2011	Chief Executive Officer, Hillcrest Asset Management, LLC (2008 to present) (registered investment adviser). Previously, Director of Southern Methodist University’s Encap Investment and LCM Group Alternative Asset Management Center (2006 to 2011). Chief Investment Officer of Panagora Asset Management, Inc. (1999 to 2007) (investment management company).	6	CM Advisers Family of Funds (2 series) (2003 to present) and Dreman Contrarian Funds (2 series) (2007 to present).

Ronald P. Trout (1939)	Trustee and Chairman of the Nominating and Corporate Governance Committee	Trustee since 2011	Retired. Previously, founding partner and Senior Vice President of Hourglass Capital Management, Inc. (1989 to 2002) (investment management company).	6	Dorchester Minerals LP (2008 – present) (acquisition, ownership and administration of natural gas and crude oil royalty, net profits and leasehold interests in the U.S.)
Interested Trustees
Jerry V. Swank (1951)(3)	Trustee, Chairman of the Board, Chief Executive Officer and President	Trustee since 2011	Managing Partner of the Adviser and founder Swank Capital, LLC of (2000 – present).	6	E-T Energy Ltd. (2008 – 2014). (developing, operating, producing and selling recoverable bitumen); Central Energy Partners, LP (2010 – 2013) (storage and transportation of refined petroleum products and petrochemicals).

(1)

After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves. Mr. Trout is expected to stand for re-election in 2017, Mr. Bruce in 2018 and Mr. Swank in 2019.

(2)	The “Fund Complex” includes each registered investment company for which the Adviser serves as investment adviser. As of November 30, 2015, there were six funds in the Fund Complex.

(3)	Mr. Swank is an “interested person” of the Fund, as defined under the 1940 Act, by virtue of his position as Managing Partner of the Adviser.

Executive Officers

The following provides information regarding the executive officers of the Fund who are not Trustees. Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupations During Past Five Years
Jerry V. Swank (1951)	Chief Executive Officer and President	Officer since 2007	Managing Partner of the Adviser and founder of Swank Capital, LLC (2000 to present).

John H. Alban (1963)	Chief Financial Officer and Treasurer	Officer since 2011	Chief Operating Officer (“COO”) and Chief Financial Officer of the Adviser (2010 – present). Previously, Chief Administrative Officer of NGP Energy Capital Management (2007 – 2009); COO of Spinnerhawk Capital Management, L.P. (2005 – 2007).

Barry Y. Greenberg (1963)	Chief Compliance Officer and Secretary	Officer since 2011	General Counsel and Chief Compliance Officer of the Adviser (2010 – present); Partner at Akin Gump Strauss Hauer & Feld LLP (2005 – 2010); Vice President, Legal, Compliance and Administration at American Beacon Advisors (1995 – 2005); Attorney and Branch Chief at the U.S. Securities and Exchange Commission (1988 – 1995).

The Cushing® Energy Income Fund

Additional Information (Unaudited)

November 30, 2016

Investment Policies and Parameters

The Fund is a non-diversified, closed-end management investment company under the 1940 Act. Accordingly, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. An investment in the Fund may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund’s shares.

The Board of Trustees approved certain changes in the Fund’s non-fundamental investment policies, which will become effective as of October 1, 2016.

The Fund will continue to pursue its investment objective to seek a high total return with an emphasis on current income. No assurance can be given that the Fund’s investment objective will be achieved.

Prior to October 1, 2016, the Fund pursued its investment objective by investing in companies engaged in the upstream energy markets. Under the modified investment policies, the Fund will focus on a wider array of exploration and production (“E&P”) companies, including large cap E&P companies and integrated energy companies with significant E&P activities.

Effective as of October 1, 2016:

•

Under normal market conditions, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in public and private securities of energy companies involved in exploring, developing, producing, transporting, gathering and processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined products or coal.

•	The Fund will invest no more than 25% of its total assets in securities of energy master limited partnerships (“MLPs”) that qualify as publicly traded partnerships under the Internal Revenue Code.

No other changes to the Trust’s investment policies were made in connection with these changes, nor are any such further changes currently anticipated. No action was required by shareholders of the Trust in connection with these investment policy changes.

The Commodity Futures Trading Commission (“CFTC”) amended Rule 4.5, which permits investment advisers to registered investment companies to claim an exclusion from the definition of commodity pool operator with respect to a fund provided certain requirements are met. In order to permit the Adviser to continue to claim this exclusion with respect to the Fund under the amended rule, the Fund limits its transactions in futures, options of futures and swaps (excluding transactions entered into for “bona fide hedging purposes,” as defined under CFTC regulations) such that either: (i) the aggregate initial margin and premiums required to establish its futures, options on futures and swaps do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or (ii) the aggregate net notional value of its futures, options on futures and swaps does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions. The Fund and the Adviser do not believe that complying with the amended rule will limit the Fund’s ability to use futures, options and swaps to the extent that it has used them in the past.

Trustee and Executive Officer Compensation

The Fund does not currently compensate any of its trustees who are interested persons or any of its officers. For the fiscal year ended November 30, 2016, the aggregate compensation paid by the Fund to the independent trustees was $48,365. The Fund did not pay any special compensation to any of its trustees or officers. The Fund continuously monitors standard industry practices and this policy is subject to change.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; energy industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objective will be attained.

Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30 are available to shareholders without charge, upon request by calling the Fund toll-free at (800)236-4424 and on the Fund’s website at www.cushingcef.com. Information regarding how the Fund voted proxies are also available to stockholders without charge on the SEC’s website at www.sec.gov.

Form N-Q

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q and statement of additional information are available without charge by visiting the SEC’s website at www.sec.gov. In addition, you may review and copy the Fund’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Portfolio Turnover

The portfolio turnover rate for the fiscal year ended November 30, 2016 was 53.44%. Portfolio turnover may vary greatly from period to period. The Fund does not consider portfolio turnover rate a limiting factor in the Adviser’s execution of investment decisions, and the Fund may utilize investment and trading strategies that may involve high portfolio turnover. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

Certifications

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Fund Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Distribution and Dividend Reinvestment Plan

How the Plan Works

Unless the registered owner of common shares elects to receive cash by contacting the Plan Agent, all dividends and distributions (collectively referred to in this section as “dividends”) declared for your common shares of the Fund will be automatically reinvested by U.S. Bancorp Fund Services, LLC (the “Plan Agent”), agent for stockholders in administering the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. The Plan Agent will open an account for each common stockholder under the Plan in the same name in which such common stockholder’s common shares are registered. Whenever the Fund declares a dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly-issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere.

If, on the payment date for any dividend, the market price per common share plus per share fees (which include any brokerage commissions the Plan Agent is required to pay) is greater than the net asset value per common share, the Plan Agent will invest the dividend amount in newly-issued common shares, including fractions, on behalf of the participants. The number of newly-issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the payment date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date. If, on the payment date for any dividend, the net asset value per common share is greater than the market value per common share plus per share fees, the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases.

Participation in the Plan

If a registered owner of common shares elects not to participate in the Plan, you will receive all dividends in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written or telephonic instructions to the Plan Agent, as dividend paying agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may reinvest that cash in additional common shares of the Fund for you.

Plan Fees

There will be no per share fees with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

Tax Implications

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Accordingly, any tax-

able dividend received by a participant that is reinvested in additional common shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes.

Contact Information

For more information about the plan you may contact the Plan Agent in writing at PO Box 708, Milwaukee, WI 53201-0701, or by calling the Plan Agent at 1-800-662-7232.

Privacy Policy

In order to conduct its business, the Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Fund’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Fund’s other stockholders or the Fund’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Fund’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Other Information For Stockholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase its common shares of beneficial interest in the open market.

This report is sent to stockholders of The Cushing® Energy Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

The Fund does not make available copies of its Statement of Additional Information because the Fund’s shares are not continuously offered, which means that the Statement of Additional Information has not been updated after completion of the Fund’s initial public offering and the information contained in such Statement of Additional Information may have become outdated.

The Fund makes available performance and certain other on its website at www.cushingcef.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Fund. This reference to the Fund’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate the Fund’s website in this report.

Portfolio Manager Change

Effective as of January 9, 2017, Matthew A. Lemme and Nick C. English have been added to the portfolio management team responsible for the day-to-day management of the Fund’s portfolio and Judd Cryer has been removed.

Matthew A. Lemme joined the Adviser in 2012 and is currently a Portfolio Manager. Previously, Mr. Lemme worked at Highland Capital Management for almost six years, most recently as a Managing Director. At Highland, he managed both credit and equity portfolios focused in the energy and materials sectors. Mr. Lemme has prior experience as an investment banking research analyst covering natural resources companies and as a consultant providing advice to utility companies. He received an MBA from the McCombs School of Business, University of Texas at Austin and a Bachelor of Science in Management from Villanova University. Mr. Lemme is also a CFA® charterholder.

Nick C. English joined the Adviser in January 2014 and has worked in the energy industry since 2009. He previously worked for two years at Portfolio Decisions as a management consultant where he focused on developing strategic plans for some of the largest companies in the oil and gas industry. For three years prior to that position, he worked for Texas Energy Advisors, a capital advisory firm serving global clients. He began his career as a commercial analyst for Wells Fargo. His primary responsibility is providing research coverage of upstream E&P companies. Mr. English received his B.S. in Finance from Cornell University and his MBA from the University of Texas at Austin’s McCombs School of Business.

New Trustee

Effective as of January 18, 2017, Brenda A. Cline was appointed as a Trustee of the Fund.

The Cushing® Energy Income Fund

TRUSTEES

Brian R. Bruce

Brenda A. Cline

Ronald P. Trout

Jerry V. Swank

*	appointed as a Trustee as of January 18, 2017

EXECUTIVE OFFICERS

Jerry V. Swank

Chief Executive Officer and President

John H. Alban

Chief Financial Officer and Treasurer

Barry Y. Greenberg

Chief Compliance Officer and Secretary

INVESTMENT ADVISER

Cushing®  Asset Management, LP

8117 Preston Road, Suite 440

Dallas, TX 75225

ADMINISTRATOR

U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

CUSTODIAN

U.S. Bank, N.A.

1555 N. River Center Drive, Suite 302

Milwaukee, WI 53212

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, NY 10036

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

2323 Victory Avenue, Suite 2000

Dallas, TX 75219

NOT FDIC INSURED   |  NOT BANK GUARANTEED   |  MAY LOSE VALUE

THE CUSHING® ENERGY INCOME FUND

Investment Adviser Cushing® Asset Management, LP 8117 Preston Road Suite 440 Dallas, TX 75225 (214) 692-6334 (888) 777-2346 www.cushingcef.com www.cushingasset.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-777-2346.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Brian Bruce is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2016	FYE 11/30/2015
Audit Fees	72,400	80,500
Audit-Related Fees	None	None
Tax Fees	21,000	19,833
All Other Fees	None	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Ernst & Young LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2016	FYE 11/30/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2016	FYE 11/30/2015
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Brian R. Bruce and Ron P. Trout.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Cushing Asset Management, LP (the “Investment Adviser”) serves as the investment adviser and general partner, respectively, of certain investment vehicles (the “Affiliate Funds” and, together with the registrant, each a “Client” and collectively, the “Clients”). Through these relationships the Investment Adviser is delegated the right to vote, on behalf of the Clients, proxies received from companies, the securities of which are owned by the Clients.

Purpose

The Investment Adviser follows this proxy voting policy (the “Policy”) to ensure that proxies the Investment Adviser votes on behalf of each Client are voted to further the best interest of that Client. The Policy establishes a mechanism to address any conflicts of interests between the Investment Adviser and the Client. Further, the Policy establishes how Clients may obtain information on how the proxies have been voted.

Determination of Vote

The Investment Adviser determines how to vote after studying the proxy materials and any other materials that may be necessary or beneficial to voting. The Investment Adviser votes in a manner that the Investment Adviser believes reasonably furthers the best interests of the Client and is consistent with the investment philosophy as set out in the relevant investment management documents.

The major proxy-related issues generally fall within five categories: corporate governance, takeover defenses, compensation plans, capital structure, and social responsibility. The Investment Adviser will cast votes for these matters on a case-by-case basis. The Investment Adviser will generally vote in favor of matters which follow an agreeable corporate strategic direction, support an ownership structure that enhances shareholder value without diluting management’s accountability to shareholders and/or present compensation plans that are commensurate with enhanced manager performance and market practices.

Resolution of any Conflicts of Interest

If a proxy vote creates a material conflict between the interests of the Investment Adviser and a Client, the Investment Adviser will resolve the conflict before voting the proxies. The Investment Adviser will either disclose the conflict to the Client and obtain a consent or take other steps designed to ensure that a decision to vote the proxy was based on the Investment Adviser’s determination of the Client’s best interest and was not the product of the conflict.

Records

The Investment Adviser maintains records of (i) all proxy statements and materials the Investment Adviser receives on behalf of Clients; (ii) all proxy votes that are made on behalf of the Clients; (iii) all documents that were material to a proxy vote; (iv) all written requests from Clients regarding voting history; and (v) all responses (written and oral) to Clients’ requests. Such records are available to the Clients (and owners of a Client that is an investment vehicle) upon request.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Jerry V. Swank and Judd B. Cryer (the “portfolio managers”) are primarily responsible for the day-to-day management of the registrant’s portfolio.

(a)(1) The following table provides biographical information about the registrant’s portfolio manager as of the date of this filing:

Name	Positions(s) Held With Registrant and Length of Time Served	Principal Occupation During Past Five Years

Jerry V. Swank	Trustee, Chairman of the Board, Chief Executive Officer and President since 2007.	Managing Partner of the Investment Adviser since 2003.

Judd B. Cryer	None.	Managing Director and Senior Research Analyst of the Investment Adviser since 2012.

(a)(2) The following table provides information about the other accounts managed on a day-to-day basis by the portfolio managers as of November 30, 2016:

Name of Portfolio Manager	Number of Accounts	Total Assets of Accounts	Number of Accounts Subject to a Performance Fee	Total Assets of Accounts Subject to a Performance Fee

Jerry V. Swank
Registered investment companies	9	$2,042,103,995	0	$0
Other pooled investment vehicles	9	$305,256,012	9	$305,256,012
Other accounts	22	$1,175,912,809	1	$3,871,957

Judd B. Cryer
Registered investment companies	1	$83,226,658	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	0

(iv) Conflicts of Interest with the Investment Adviser

Conflicts of interest may arise because the Investment Adviser and its affiliates generally will be carrying on substantial investment activities for other Clients, including, but not limited to, other investment vehicles for which the Adviser serves as investment adviser or general partner of such vehicles (the “Affiliated Funds”), in which the registrant will have no interest. The Investment Adviser or its affiliates may have financial incentives to favor certain of such accounts over the registrant. Any of the proprietary accounts of the Investment Adviser and its affiliates and other customer accounts may compete with the registrant for specific trades. The Investment Adviser or its affiliates may buy or sell securities for the registrant which differ from securities bought or sold for other accounts and customers, even though the investment objectives and policies of the other accounts may be similar to the registrant’s. Situations may occur where the registrant could be disadvantaged as a result of the investment activities conducted by the Investment Adviser and its affiliates for other accounts resulting in, among other things, legal or internal restrictions on the combined size of positions that may be taken for the registrant and the other accounts, limits on the size of the registrant’s position, or difficulty in liquidating an investment for the registrant and the other accounts where the market cannot absorb the sale of the combined position. Notwithstanding these potential conflicts of interest, the Investment Adviser, the registrant’s Board of Trustees and its officers have a fiduciary obligation to act in the registrant’s best interest.

The registrant’s investment opportunities may be limited by potential affiliations of the Investment Adviser or its affiliates with MLPs and other natural resource companies. Additionally, to the extent that the Investment Adviser sources and structures private investments in MLPs and other natural resource companies, certain employees of the Investment Adviser may become aware of actions planned by MLPs and other natural resource companies, such as acquisitions, that may not be announced to the public. It is possible that the registrant could be precluded from investing in an MLP or other natural resource company as a result of such an occurrence.

The Investment Adviser manages several Affiliated Funds. Some of these Affiliated Funds have investment objectives that are similar to or overlap with the registrant’s investment objectives. Further, the Investment Adviser may at some time in the future manage other investment funds with the same or similar investment objective as the registrant.

Investment decisions for the registrant are made independently from those of other Clients; however, from time to time, the same investment decision may be made for more than one fund or account.

When two or more Clients advised by the Investment Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the Clients on a good faith equitable basis by the Investment Adviser in its discretion in accordance with the Clients’ various investment objectives and procedures adopted by the Investment Adviser and approved by the registrant’s Board of Trustees. In some cases, this system may adversely affect the price or size of the position obtained by the registrant.

The registrant’s investment opportunities may be limited by the availability of investment opportunities in the MLPs and other natural resource companies that the Investment Adviser evaluates for the Affiliated Funds. To the extent a potential investment is appropriate for the registrant and one or more of the Affiliated Funds, the Investment Adviser will fairly allocate that investment to the registrant or an Affiliated Fund, or both, depending on its allocation procedures and applicable law related to combined or joint transactions. Under such circumstances, there may be an attractive limited investment opportunity otherwise suitable for the registrant in which the registrant cannot invest because of the particular allocation method being used for that investment.

Under the Investment Company Act of 1940 (the “1940 Act”), the registrant and its Affiliated Funds may be precluded from co-investing in private placements of securities. Except as permitted by law or positions of the staff of the Securities and Exchange Commission, the Investment Adviser will not co-invest its other Clients’ assets in private transactions in which the registrant invests. To the extent the registrant is precluded from co-investing in such transactions, the Investment Adviser will allocate private investment opportunities among its Clients, including but not limited to the registrant and the Affiliated Funds, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each Client has available for investment and the Client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an Affiliated Fund rather than to the registrant.

(a)(3) As of November 30, 2016:

Compensation

Messrs. Swank and Cryer are compensated by the Investment Adviser. Mr. Swank is a principal of the Investment Adviser and is compensated through partnership distributions that are based primarily on the profits and losses of the Investment Adviser. Messrs. Lemme and English receive a base salary and participate in an incentive compensation plan based on the profits of the Investment Adviser. The partnership distributions and incentive compensation plan are affected by the amount of assets the Investment Adviser manages and the appreciation of those assets, particularly over the long-term, but are not determined with specific reference to any particular performance benchmark or time period. Some of the other accounts managed by Messrs. Swank and Cryer, including the Affiliated Funds, have investment strategies that are similar to the registrant’s investment strategy. However, the Investment Adviser manages potential material conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures.

(a)(4) As of November 30, 2016:

Securities Beneficially Owned in the Registrant by Portfolio Managers

The following table provides information about the dollar range of equity securities in the registrant beneficially owned by the portfolio manager:

Portfolio Manager	Aggregate Dollar Range of Beneficial Ownership in the Registrant
Jerry V. Swank	$100,001 – 500,000(1)
Judd B. Cryer	$1,001 – 10,000

(1)	Includes securities owned by the Investment Adviser. By virtue of his control of the Investment Adviser, Mr. Swank may be deemed to beneficially own the securities held by the Investment Adviser.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 06/01/2016-06/30/2016	0	0	0	0
Month #2 07/01/2016-07/31/2016	0	0	0	0
Month #3 08/01/2016-08/31/2016	0	0	0	0
Month #4 09/01/2016-09/30/2016	0	0	0	0
Month #5 10/01/2016-10/31/2016	0	0	0	0
Month #6 11/01/2016-11/30/2016	0	0	0	0

Total	0	0	0	0

*	Footnote the date each plan or program was announced, the dollar amount (or share or unit amount) approved, the expiration date (if any) of each plan or program, each plan or program that expired during the covered period, each plan or program registrant plans to terminate or let expire.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. None.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Cushing Energy Income Fund

By (Signature and Title)*	/s/ Jerry V. Swank
Jerry V. Swank, President & Chief Executive Officer

Date	02/06/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Jerry V. Swank
Jerry V. Swank, President & Chief Executive Officer

Date	02/06/17

By (Signature and Title)*	/s/ John H. Alban
John H. Alban, Treasurer & Chief Financial Officer

Date	02/06/17